UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2022, in connection with debt assumptions related to the acquisition of the properties discussed below, each of 18 wholly-owned subsidiaries of The Necessity Retail REIT Operating Partnership, L.P., the operating partnership (the “Operating Partnership") of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), each a Delaware limited liability company (each, a “Borrower”), entered into a property management agreement (“PMA”) with Necessity Retail Properties, LLC (f/k/a American Finance Properties, LLC) (the “Property Manager”), an affiliate of Necessity Retail Advisors, LLC (f/k/a American Finance Advisors, LLC), the advisor to the Company to manage the respective properties.

Pursuant to each PMA, the Property Manager is responsible for servicing and administering the properties and leases and maintaining current servicing records and systems.

Consistent with the property management agreement between the Company and the Property Manager, each PMA entitles the Property Manager to a management fee equal to 4% of the gross rental receipts from the properties, including common area maintenance reimbursements, tax and insurance reimbursements, percentage rental payments, utility reimbursements, late fees, vending machine collections, service charges, rental interruption insurance, and a 15.0% administrative charge for common area expenses. In addition, under these PMAs, the Property Manager is entitled to a construction fee equal to 6.0% of construction costs incurred, if any, and reimbursement of all expenses specifically related to the operation of a multi-tenant property, including compensation and benefits of property management, accounting, lease administration, executive and supervisory personnel of the Property Manager, and excluding expenses of the Property Manager’s corporate and general management office and excluding compensation and other expenses applicable to time spent on matters other than the properties.

The foregoing description is only a summary and is qualified in its entirety by the terms of the PMA, a form of which was filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2022, and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 29, 2022, the Company, through wholly owned subsidiaries of the Operating Partnership, acquired 18 properties (the “Fifth Closing Properties”) from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) pursuant to the previously disclosed purchase and sale agreement (the “PSA”) among the Company, the Operating Partnership and the Sellers dated December 17, 2021. The Fifth Closing Properties consist of 18 power centers and grocery-anchored multi-tenant retail centers that represent the fifth tranche of the Company’s previously announced acquisition of 81 properties (together, the “CIM Portfolio”) from the Sellers. As previously reported on the Company’s Current Reports on Form 8-K filed with the SEC on February 14, 2022, February 28, 2022, March 21, 2022 and April 25, 2022, the Company acquired 61 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel at an aggregate purchase price of approximately $850 million, excluding closing costs. Neither the Sellers nor CIM Real Estate Finance Trust have a material relationship with the Company, the Operating Partnership or any of their respective subsidiaries and the acquisition was not an affiliated transaction.

The aggregate purchase price of the Fifth Closing Properties was $227.9 million, excluding closing costs. The Company funded the purchase price of the Fifth Closing Properties from a combination of assumed mortgages of $146.2 million (described herein) and $75.4 million under the Company’s credit facility and the remainder with cash on hand. The Fifth Closing Properties contain approximately 1,849,015 rentable square feet, were 95% and 94% leased to 161 and 159 tenants and had a weighted average remaining lease term of 5.2 years and 5.0 years as of September 30, 2021 and December 31, 2021, respectively. There have been no material changes to the terms of the leases, the composition of the tenant base or the occupancy at these properties since that date.

The following table lists information about the Fifth Closing Properties:

Portfolio	Number of Properties	Rentable Square Feet	Remaining Lease Term(1)	Percentage Leased(2)
Heb Center	1	114,920	5.0/4.9	99%/98%
Bed Bath & Beyond & Golfsmith	1	100,587	3.1/2.9	100%/100%
Waterford Park South	1	91,906	3.3/3.3	88%/88%
Poplar Springs	1	64,078	1.7/1.4	97%/97%
Decatur Commons	1	125,635	3.1/3.2	92%/76%
Walgreens & Key Bank	1	17,961	12.4/12.2	100%/100%
Coventry Crossing	1	20,796	10.5/10.2	88%/88%
Albany Square	1	117,721	3.5/3.2	95%/95%
Stoneridge Village	1	72,483	2.3/2.0	100%/100%
Springfield Commons	1	206,884	7.1/6.9	95%/95%
Fresh Market Center	1	31,622	4.2/4.0	93%/93%
East West Commons	1	173,205	4.8/4.7	96%/95%
Morganton Heights	1	283,366	3.3/3.2	97%/97%
The Ridge at Turtle Creek	1	98,649	10.8/10.3	91%/94%
Harbor Town Center	1	138,744	5.2/4.9	99%/100%
Tire Kingdom & Starbucks	1	7,130	8.5/8.2	100%/100%
Walmart Neighborhood Market	1	51,441	10.4/10.1	100%/100%
Parkway Centre South	1	131,887	4.9/4.6	85%/84%
Total	18	1,849,015	5.2/5.0	95%/94%

(1)	Remaining lease term in years as of September 30, 2021 and December 31, 2021. Because the portfolio has multiple properties with varying lease expirations, the remaining lease term is calculated as a weighted-average based on annualized rental income on a straight-line basis.

(2)	Occupancy data as of September 30, 2021 and December 31, 2021. There have been no material changes to the terms of the leases or the composition of the tenant base at these properties since that date.

The Company expects to complete the acquisition of the remaining properties in the CIM Portfolio in the second quarter of 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 29, 2022, the Company, through the Operating Partnership, drew $75.4 million from its existing credit facility with BMO Harris Bank, N.A. in connection with the acquisition of the Fifth Closing Properties. A description of the credit facility is included in the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021. The description is a summary and is qualified in its entirety by the terms of the credit agreement relating to the credit facility, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2021 and is incorporated by reference herein. In total, the Company has drawn $478 million from its existing credit facility in relation to the acquisition.

On April 29, 2022, in connection with the acquisition of the Fifth Closing Properties, the Company and the Sellers entered into 18 assumption agreements, (together, the “Assumption Agreements”) in which the Company assumed various loans by Voya Retirement Insurance and Annuity Company, Corporate Life Solutions Reinsurance Company, Venerable Insurance and Annuity Company, and Life Insurance Company of the Southwest, to the Sellers, as borrower, for the outstanding principal balances of approximately $61.3 million, $28.5 million, $31.4 million and $25.0 million, respectively, at the time each loan was assumed by the Company. The original amount of each loan was $62.0 million, $29.0 million, $32.0 million, and $25.0 million, respectively, and each loan has a fixed interest rate of 3.65%, 3.85%, 3.65% and 4.48% per annum, maturing in September 2023, April 2023, April 2023 and February 2024, respectively.

Item 7.01. Regulation FD Disclosure.

On May 2, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements contained in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “seek,” “may,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, uncertainty and volatility in the global economy and financial markets from, among other things, COVID-19 and the ongoing war in Ukraine, all of which may adversely affect market conditions and capital availability and the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Properties Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than July 6, 2022.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than July 6, 2022.

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement of Purchase and Sale, dated as of December 17, 2021, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 20, 2021).
10.2	First Amendment to Agreement of Purchase and Sale, L.P., dated January 3, 2022, by and between the Sellers identified therein and American Finance Operating Partnership (incorporated herein by reference to Exhibit 10.45 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.3	Second Amendment to Agreement of Purchase and Sale, dated January 10, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.46 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.4	Third Amendment to Agreement of Purchase and Sale, dated January 14, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.47 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.5	Fourth Amendment to Agreement of Purchase and Sale, dated January 19, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.48 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.6	Fifth Amendment to Agreement of Purchase and Sale, dated January 21, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.49 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.7	Leasing Earnout Side Letter Agreement, dated February 9, 2022, by and between the Sellers identified therein and American Finance Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.50 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.8	Sixth Amendment to Agreement of Purchase and Sale, dated February 10, 2022, by and between the Sellers identified therein and The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.51 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.9	Seventh Amendment to Agreement of Purchase and Sale, dated February 11, 2022, by and between the Sellers identified therein and The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.52 to the Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 24, 2022).
10.10	Form of Property Management Agreement by and between Necessity Retail Properties, LLC and certain subsidiaries of The Necessity Retail REIT Operating Partnership, L.P. (incorporated herein by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on April 25, 2022).
99.1	Press Release dated May 2, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: May 2, 2022	By:	/s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: Chief Executive Officer and President